                                                                    EXHIBIT 4.12

                                                  TRANSLATED FOR REFERENCE ONLY.

                             THE STATEMENT OF SPOUSE

Name: Lai Guanglin

ID Number/Passport Number: S2630389C

     This is to confirm that I, as the spouse of Li Juan, hereby unconditionally and irrevocably consent to Primalights III Agriculture Development Co., Ltd. and Aero-Biotech Science & Technology Co., Ltd. as follows:

     The equity shares hold by Li Juan in Primalights III Agriculture Development Co., Ltd., and any dividends, interests or other distributions derived from such shares, are Li Juan's personal property, and shall not be the husband-and-wife common property of Li Juan and myself at any time.


                                        Signature: /s/ Lai Guanglin
                                                   -----------------------------

                                        Date: 2007.07.13

                                                                    EXHIBIT 4.12

                                                  TRANSLATED FOR REFERENCE ONLY.

                             THE STATEMENT OF SPOUSE

Name: Xue Wei

ID Number/Passport Number: 110103197102201527

     This is to confirm that I, as the spouse of Qian Zhaohua, hereby unconditionally and irrevocably consent to Primalights III Agriculture Development Co., Ltd. and Aero-Biotech Science & Technology Co., Ltd. as follows:

     The equity shares hold by Qian Zhaohua in Primalights III Agriculture Development Co., Ltd., and any dividends, interests or other distributions derived from such shares, are Qian Zhaohua's personal property, and shall not be the husband-and-wife common property of Qian Zhaohua and myself at any time.


                                        Signature: /s/ Xue Wei
                                                   -----------------------------

                                        Date: 2007.07.13

                                                                    EXHIBIT 4.12

                                                  TRANSLATED FOR REFERENCE ONLY.

                             THE STATEMENT OF SPOUSE

Name: Sun Liqun

ID Number/Passport Number: 14010319700515332X

     This is to confirm that I, as the spouse of Xue Zhixin, hereby unconditionally and irrevocably consent to Primalights III Agriculture Development Co., Ltd. and Aero-Biotech Science & Technology Co., Ltd. as follows:

     The equity shares hold by Xue Zhixin in Primalights III Agriculture Development Co., Ltd., and any dividends, interests or other distributions derived from such shares, are Xue Zhixin's personal property, and shall not be the husband-and-wife common property of Xue Zhixin and myself at any time.


                                        Signature: /s/ Sun Liqun
                                                   -----------------------------

                                        Date: 2007.07.13

                                                                    EXHIBIT 4.12

                                                  TRANSLATED FOR REFERENCE ONLY.

                             THE STATEMENT OF SPOUSE

Name: Meng Jiangping

ID Number/Passport Number: 140102196211083245

     This is to confirm that I, as the spouse of Zhang Mingshe, hereby unconditionally and irrevocably consent to Primalights III Agriculture Development Co., Ltd. and Aero-Biotech Science and Technology Co., Ltd. as follows:

     The equity shares hold by Zhang Mingshe in Primalights III Agriculture Development Co., Ltd., and any dividends, interests or other distributions derived from such shares, are Zhang Mingshe's personal property, and shall not be the husband-and-wife common property of Zhang Mingshe and myself at any time.


                                        Signature: /s/ Meng Jiangping
                                                   -----------------------------

                                        Date: 2007.07.13